UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: April 26, 2005)

AMERUS GROUP CO.

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 362-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01 (c). EXHIBITS
SIGNATURE
EXHIBITS
Press Release
Supplemental Information

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Press Release and Supplemental Information

On April 26, 2005, AmerUs Group Co. (“Company”) issued a press release reporting its financial results for the quarter ended March 31, 2005, which the Company is furnishing under this Item 2.02 as Exhibit 99.1, and posted on its website the supplemental information, which the Company is furnishing under this Item 2.02 as Exhibit 99.2.

First Quarter 2005 Earnings Call

On April 27, 2005, the Company reported the following, among other results, during its first quarter 2005 earnings call.

The Company’s GAAP return on equity for the first quarter of 2005 was 15.3 percent and its operating return on equity was 12.2 percent.1

The Company reported that its unleveraged internal rate of return on new annuity business was 11.7 percent for the first quarter of 2005. 2 The Company’s unleveraged internal rate of return on new life business was 12.8 percent for the first quarter of 2005.2 In addition, the Company reported that total product margins for the protection segment increased by 31 percent in the first quarter of 2005 compared to a year ago.

The Company also stated that it expects its risk based capital level for the first quarter of 2005 to be approximately 350 percent.

[1]	Management of the Company believes that calculating the Company’s operating return on equity in this manner assists investors in evaluating the performance of the Company. See the next section for a reconciliation of operating return on equity to GAAP return on equity.

[2]	Based on statutory financial measures in accordance with insurance regulations applicable to the Company’s insurance subsidiaries.

     Reconciliation of Operating Return on Equity to GAAP Return on Equity

Reconciliation of Return on Equity on a
Non-GAAP Basis to GAAP Basis
($ in thousands)

For the Three Months Ended March 31, 2005

			Adjusted Net
			Operating
	Non-GAAP Basis		Income Items	GAAP Basis
Return:
Net income	$46,723		$14,765	$61,488
Multiply by 4 quarters		x 4			x 4

Annualized	$186,892			$245,952

			Accumulated Other
			Comprehensive
			Income Items
Average Equity:
Beginning balance	$1,508,799		$114,670	$1,623,469
Ending balance	1,556,528		34,546	1,591,074

	3,065,327			3,214,543
Divide by 2 to average		/2			/2
Average	$1,532,664			$1,607,272

Return on Equity	12.2%			15.3%

ITEM 7.01. REGULATION FD DISCLOSURE

On April 27, 2005, the Company reported the following, among other matters, in its first quarter 2005 earnings call.

The Company expects to achieve an unleveraged internal rate of return on new annuity business of 12 percent for 2005.3

The Company stated that it expects annualized protection product sales to increase 5 to 10 percent over a base of $110 million. The Company did, however, report that it is on track to achieve an unleveraged internal rate of return on new life business of 13 percent for 2005.3

Protection segment earnings remain on track to achieve the Company’s 2005 goal of $160 million. Earnings for the accumulation segment also remain on track to achieve the Company’s 2005 goal of $175 million.

The Company also indicated that it expects accumulation segment sales to exceed $2.2 billion and possibly reach $2.5 billion.

This Report on Form 8-K and the exhibits hereto contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in operations and financial results and the business and the products of the Company and its subsidiaries, as well as other statements including words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others, the following possibilities (a) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the Company’s ability to sell products, the market value of investments and the lapse rate and profitability of policies; (b) the ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives and to meet cash requirements based upon projected liquidity sources; ( c) customer response to new products, distribution channels and marketing initiatives; ( d) mortality, morbidity, and other factors which may affect the profitability of insurance products; ( e) the ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (f) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some products; (g) increasing competition in the sale of insurance and annuities and the recruitment of sales representatives; (h) regulatory changes or actions, including those relating to regulation of insurance products and of insurance companies; (i) ratings and those of the Company’s subsidiaries by independent rating organizations which the Company believes are particularly important to the sale of products; (j) the performance of investment portfolios; (k) the impact of changes in standards of accounting for derivatives and business combinations, goodwill and other intangibles and purchase accounting adjustments; (l) the Company’s ability to integrate the business and operations of acquired entities; (m) expected life and annuity product margins; (n) the impact of anticipated investment transactions; and (o) unanticipated litigation or regulatory investigations.

There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect results of operations. You are cautioned not to place undue reliance on any forward-looking statements made by the Company or on its behalf. Forward-looking statements speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statement.

[3]	Based on statutory financial measures in accordance with insurance regulations applicable to the Company’s insurance subsidiaries.

ITEM 9.01 (c). EXHIBITS

99.1	Press Release dated April 26, 2005 (furnished pursuant to Item 2.02).

99.2	Supplemental Information (furnished pursuant to Item 2.02).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Melinda Urion
Melinda Urion
Executive Vice President, Chief Financial Officer & Treasurer

Dated: April 27, 2005

EXHIBITS

Exhibit No.	Description
99.1	Press Release dated April 26, 2005 (furnished pursuant to Item 2.02).

99.2	Supplemental Information (furnished pursuant to Item 2.02).